Exhibit 10.30


                       ENSTAR INCOME PROGRAM 1984-1, L.P.
                       ----------------------------------

                        AMENDMENT NO. 2 TO LOAN AGREEMENT
                        ---------------------------------

     Reference is hereby made to that certain Enstar Income Program 1984-1, L.P. Loan Agreement dated as of September 30, 1997, between the parties hereto, ("Loan Agreement"). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed thereto in the Loan Agreement.

     The parties hereto desire to amend Section 2.1.1 of the Loan Agreement to change the "Maximum Amount of Credit" under and as defined thereunder.

     Accordingly, the parties agree as follows:

     1. Section 2.1.1 of the Loan Agreement is hereby amended by changing the amount therein set forth as the Maximum Amount of Credit to $4,800,000.

     2. General.  The Loan  Agreement as amended  hereby is hereby  confirmed as
        -------
being in full force and effect.

     IN WITNESS WHEREOF, each of the undersigned has caused this Amendment No. 2 to Loan Agreement to be signed by its duly authorized officer and/or partner as of this 10th day of April, 2000.

                                           ENSTAR INCOME PROGRAM 1984-1, L.P.,
                                           a Georgia limited partnership

                                  By:      ENSTAR COMMUNICATIONS
                                           CORPORATION,
                                           its general partner



                                           By:/s/  Eloise A. Engman
                                              ---------------------
                                                   Eloise A. Engman
                                           Title:  Vice President
                                                   ----------------

The foregoing is hereby accepted:

ENSTAR FINANCE COMPANY, LLC

By:      ENSTAR COMMUNICATIONS CORPORATION,
         its Manager



         By:/s/  Eloise A. Engman
            ------------------------
                 Eloise A. Engman
                 Title:  Vice President
                         --------------

                                     Consent

     In accordance with the provisions of Section 7.18 of that certain Credit Agreement dated as of September 30, 1997, as amended by the First Amendment to Credit Agreement dated as of November 12, 1999, the undersigned hereby consents to Amendment No. 2 to Loan Agreement dated as of April 10, 2000 between Enstar Finance Company, LLC and Enstar Income Program 1984-1, L.P.. Said Amendment No. 2 is attached hereto as Exhibit A.


                     PARIBAS



                     By:/s/  Darlynn Ernst Kitcher         /s/  Thomas G. Brandt
                        --------------------------------------------------------
                             Darlynn Ernst Kitcher             Thomas G. Brandt
                     Title:  Vice President                    Managing Director
                            ----------------------------------------------------